Exhibit 99.1

Wheels Up Provides Update on Market Speculation

NEW YORK – June 22, 2023 – Wheels Up Experience Inc. (NYSE:UP) today issued the following statement regarding speculation following public reports that it has retained new strategic advisors:

“Wheels Up Experience continues to progress with redesigned programs to better serve its members and customers in support of our path to profitability. As we execute our vision and the associated strategic plans, we are working with a number of advisors and industry participants around securing new strategic investments, raising capital, and executing previously disclosed strategic divestitures.”

About Wheels Up

Wheels Up is a leading provider of on-demand private aviation in the U.S. and one of the largest private aviation companies in the world. Wheels Up offers a complete global aviation solution with a large, modern and diverse fleet, backed by an uncompromising commitment to safety and service. Customers can access membership programs, charter, aircraft management services and whole aircraft sales — as well as unique commercial travel benefits through a strategic partnership with Delta Air Lines. The Wheels Up services brands also offer freight, safety & security solutions and managed services to individuals, industry, government and civil organizations.

Wheels Up is guided by the mission to connect flyers to private aircraft—and one another—and deliver exceptional, personalized experiences. Powered by a global private aviation marketplace connecting its base of more than 12,000 members and customers to a network of more than 1,500 safety-vetted and verified private aircraft, Wheels Up is widening the aperture of private travel for millions of consumers globally. With the Wheels Up mobile app, members and customers have the digital convenience to search, book and fly.

To learn more about Wheels Up, go to Wheelsup.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside of the control of Wheels Up that could cause actual results to differ materially from the results discussed in the forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the expectations, hopes, beliefs, intentions or strategies of Wheels Up regarding the future. The words “anticipate,” “believe,” continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that statement is not forward-looking. These forward-looking statements are subject to a number of risks, uncertainties and assumptions that could cause actual events and results to differ materially from those contained in such forward-looking statements. Factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in Wheels Up’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 31, 2023 and Wheels Up’s other filings with the SEC. Moreover, Wheels Up operates in a very competitive and rapidly changing environment. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and Wheels Up undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, changes in expectations, future events or otherwise. Although Wheels Up believes that the expectations reflected in the forward-looking statements are reasonable, Wheels Up cannot guarantee future results, levels of activity, performance or achievements. Except as required by law, Wheels Up does not intend to update any of these forward-looking statements after the date of this press release or to conform these statements to actual results or revised expectations.

Contacts

Investors:

ir@wheelsup.com

Media:

press@wheelsup.com

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